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                                                                     EXHIBIT 10h



November 14, 1997


Mr. Brent Buck
Murray Income Properties
299 South 9th Street
Suite 203
Oxford, MS  38655

RE:      Tower Place Festival
         Management Contract Renewal

Dear Brent:

Our current management agreement, dated December 12, 1994 and renewed December
1, 1995 and November 21, 1996 in letter agreements between Murray Income
Properties and CK Retail Charlotte Overhead Limited Partnership is in the process of expiring. It is our desire to renew this management contract upon the same terms and conditions as the previous management, dated December 12, 1994, with the exception that the term shall now expire on December 31, 1998. I have attached as Exhibit "A", a copy of the December 12, 1994 management agreement and would like you to indicate your approval of the renewal and the new expiration date by signing this renewal agreement in the appropriate space below.

It has been a pleasure to be the property manager/leasing agent at Tower Place
Festival and we look forward to continuing our relationship as your management agent in the future.

RENEWAL AGREEMENT ACCEPTED:

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
CK Charlotte Overhead Limited Partnership        Tower Place Joint Venture
a North Carolina Limited Partnership             By:  Murray Income Properties I, LTD.
By:  Childress Klein Retail-Charlotte                 A Texas Ltd. Partnership, Joint Venturer
     #2, Inc., Its General Partner               By:  Murray Realty Investors VIII, Inc.
                                                      A Texas Corp., General Partner


BY:  /s/ DAVID S. MILLER                         By: /s/ BRENT BUCK
   ------------------------------------             -------------------------------------------
   David S. Miller, President                       Brent Buck, Executive Vice President

Attest/Witness:                                  Witness:


----------------------------------------         --------------------------------------
Title:                                           Name:


(Corporate Seal)